UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  06/11/2014

THE PEP BOYS - MANNY MOE & JACK
(Exact name of registrant as specified in its charter)

Commission File Number:  001-03381

PA	23-0962915
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

3111 West Allegheny Avenue, Philadelphia, PA 19132
(Address of principal executive offices, including zip code)

215-430-9000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

On June 11, 2014, The Pep Boys - Manny, Moe & Jack (the "Company") amended and restated its stock incentive plan to extend its term through December 31, 2019 and to provide an additional 2,000,000 shares available for award issuances thereunder. In connection therewith, the plan was renamed The Pep Boys - Manny, Moe & Jack 2014 Stock Incentive Plan.

Item 5.07.    Submission of Matters to a Vote of Security Holders

On June 11, 2014, the Company held its Annual Meeting of Shareholders. At such meeting, the shareholders acted on the following matters.

1. The following Directors were elected.

Jane Scaccetti with 43,152,716 votes for, 5,120,806 votes against, 32,952 abstentions and 3,204,241 broker non-votes.

John T. Sweetwood with 43,145,843 votes for, 5,138,054 votes against, 22,577 abstentions and 3,204,241 broker non-votes.

M. Shan Atkins with 43,201,588 votes for, 5,071,276 votes against, 33,610 abstentions and 3,204,241 broker non-votes.

Robert H. Hotz with 43,211,825 votes for, 5,053,229 votes against, 41,420 abstentions and 3,204,241 broker non-votes.

James A. Mitarotonda with 43,084,364 votes for, 5,180,707 votes against, 41,403 abstentions and 3,204,241 broker non-votes.

Nick White with 43,212,511 votes for, 5,053,352 votes against, 40,611 abstentions and 3,204,241 broker non-votes.

Michael R. Odell with 43,203,117 votes for, 5,062,337 votes against, 41,020 abstentions and 3,204,241 broker non-votes.

Robert Rosenblatt with 47,929, 578 votes for, 335,946 votes against, 40,950 abstentions and 3,204,241 broker non-votes.

Andrea M. Weiss with 47,533,907 votes for, 740,538 votes against, 32,029 abstentions and 3,204,241 broker non-votes.

2. The advisory resolution on executive compensation was approved with 37,058,372 votes for, 4,889,604 votes against, 6,358,498 abstentions and 3,204,241 broker non-votes.

3. Deloitte & Touche LLP's appointment as the Company's independent registered public accounting firm was ratified with 51,261,549 votes for, 205,410 votes against and 43,756 abstentions.

4. The proposal to re-approve the Company's Annual Incentive Bonus Plan was re-approved to allow certain amounts paid under the plan to continue to be deductible under section 162(m) of the Internal Revenue Code was approved with 42,811,440 votes for, 5,461,189 votes against, 33,845 abstentions and 3,204,241 broker non-votes.

5. The proposal to approve the amendment and restatement of the Company's Stock Incentive Plan to extend its term through December 31, 2019 and to provide an additional 2,000,000 shares available for award issuances thereunder was approved with 42,491,892 votes for, 5,778,598 votes against, 35,984 abstentions and 3,204,241 broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PEP BOYS - MANNY MOE & JACK

Date: June 11, 2014	By:	/s/ Brian D. Zuckerman
Brian D. Zuckerman
SVP - General Counsel & Secretary